Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated July 10, 2009,
To Prospectus and Statement of Additional Information
Dated May 1, 2009

As of July 10, 2009, each Fund and its respective series will be marketed with the name "Rydex | SGI." Although the legal name of each Fund and its respective series will maintain the Security title, they all will be marketed with the name Rydex | SGI. Therefore, in the Prospectus and Statement of Additional Information, and in some future communications, each Fund will now be referred to as:

Old Name	New Name
Security High Yield Fund	Rydex | SGI High Yield Fund
Security U.S. Intermediate Bond Fund	Rydex | SGI U.S. Intermediate Bond Fund

Please Retain This Supplement for Future Reference